                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2003

                         COMMISSION FILE NUMBER: 1-13011

                            COMFORT SYSTEMS USA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                               76-0526487
      (State or other jurisdiction          (I.R.S. Employer Identification No.)
             of incorporation)


                             777 POST OAK BOULEVARD
                                    SUITE 500
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 830-9600


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ITEM 7(c) EXHIBITS

         The following Exhibits are included herein:

         Exhibit 99 Press Release of Comfort Systems USA, Inc. dated March 31, 2002, reporting Comfort's financial results for the fourth quarter of 2002 and for the year 2002.

ITEM 12. MATERIAL INFORMATION DISCLOSURE

         Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Comfort System USA, Inc. dated March 31, 2003, reporting Comfort's financial results for the fourth quarter of 2002 and for the year 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMFORT SYSTEMS USA, INC.


                                            By:  /s/ William George
                                               ---------------------------------
                                               William George
                                               Senior Vice President and
                                               General Counsel

Date: April 1, 2003



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                                  EXHIBIT INDEX


Exhibit
Number          Description

   99 Press Release of Comfort System USA, Inc. dated March 31, 2003, reporting Comfort's financial results for the fourth quarter of 2002 and for the year 2002.



























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